Airspan Announces Delisting Timing and Intention to
Continue to Publicize Financial Information

BOCA RATON, Fla. – April 8, 2009 - Airspan Networks Inc. (NASDAQ: AIRN), a leading provider of WiMAX based broadband wireless access networks, today announced that the last day of trading for its common stock on the NASDAQ Global Market will be April 9, 2009, and that following the planned filing of a Form 25 on April 10, 2009, the common stock will be suspended from trading on NASDAQ as of the opening of business on April 13, 2009.  Airspan expects its stock will continue to trade in the Pink Quote System of Pink OTC Markets Inc., under its existing symbol “AIRN”.

Airspan plans to continue to provide quarterly, annual and other information regarding the Company’s performance to its shareholders via the OTC Disclosure and News Service and through its website.  Airspan will initially trade in the Current Information tier of the Pink Quote System.

State law shareholder voting rights will not be affected by the change in trading market and the Company plans to continue to hold annual shareholder meetings as required by state law.

“We expect to generate significant cost savings from making this move, which will allow us to improve our financial results,” said Airspan CEO Eric Stonestrom.  “However, we currently plan to continue to provide regular quarterly financial and other information to shareholders through releases following our delisting and deregistration.”

Airspan had previously announced its intention to delist from the NASDAQ Global Market and deregister under the Securities Exchange Act of 1934 on March 31, 2009.

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About Airspan Networks Inc.

Airspan is a leading WiMAX pure player and the solution-provider of choice for some of the world’s largest WiMAX deployments.  Developing leading-edge technology for broadband access and IP telephony, Airspan continues to supply operators around the world with best-of-breed solutions.  With direct sales offices throughout Asia, EMEA and the Americas, a worldwide network of resellers and agents, and partnership alliances with major OEMs, Airspan boasts over 100 commercial WiMAX deployments worldwide.  www.airspan.com.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements, other than statements of historical facts, including statements regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, may be deemed to be forward-looking statements.  The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions or negative variations thereof are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Investors and others are therefore cautioned that a variety of factors, including certain risks, may affect our business and cause actual results to differ materially from those set forth in the forward-looking statements.  The Company is subject to the risks and uncertainties described in its Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission on March 31, 2009.  You should read those factors as being applicable to all related forward-looking statements wherever they appear in this press release.  We do not assume any obligation to update any forward-looking statements.

For Investor Relations and Media Inquiries, contact:

David Brant
Senior Vice President & Chief Financial Officer
Airspan Networks Inc.
Tel:  +1 561 893-8650
Fax:  +1 561 893-8681

Email: dbrant@airspan.com

Charlotte Laurent-Ottomane
Investor Relations
Tel:  +1 561 395 4581
Email:  clottomane@airspan.com